Exhibit 10.12
AMENDMENT NO. 1 TO CREDIT AGREEMENT
     This Amendment No. 1 to Credit Agreement, dated as of December 15, 2006, (this “Amendment”), is entered into by CDI VESSEL HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), CAL DIVE INTERNATIONAL, INC., a Delaware corporation (the “Parent”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), and BANK OF AMERICA, N.A., as Administrative Agent in such capacity (the “Administrative Agent”), Swing Line Lender and L/C Issuer.
INTRODUCTION
     Reference is made to the Credit Agreement dated as of November 20, 2006 (as modified from time to time, the “Credit Agreement”), among the Borrower, the Parent, the Lenders, and the Administrative Agent.
     The Borrower intends to make certain modifications to the timing and the respective amounts (but not the aggregate amount) of the dividends permitted to be made to Helix in connection with the Restructuring and the IPO. In connection with the foregoing, the Borrower has requested, and the Lenders and the Administrative Agent have agreed, to make certain amendments to the Credit Agreement.
     THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
     Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
     Section 2. Amendment of Credit Agreement.
     (a) Section 6.03 of the Credit Agreement is hereby amended by replacing the last sentence of such Section in its entirety with the following:
     The notice of the IPO pursuant to Section 6.03(f) shall be accompanied by a certificate signed by a Responsible Officer of the Parent certifying a calculation of the pro forma Consolidated Leverage Ratio as of the last day of the fiscal quarter of the Parent most recently ended prior to the date of the IPO for which financial information is provided in the Form S-1 (as amended) as previously filed with the SEC in connection with the IPO, giving pro forma effect to Transaction (including the Borrowing to be made shortly after the date of the IPO in connection with the IPO Borrowing Dividend).
     (b) Section 7.06(a) of the Credit Agreement is hereby amended by replacing clause (i) of such Section in its entirety with the following:

     (i) the Borrower may declare and make (A) a one-time Restricted Payment to Helix from and with the proceeds of its initial Revolving Credit Loans, in an amount not to exceed $100,000,000 (the “Restructuring Dividend”) and (B) a one-time Restricted Payment to CDI Prometheus Holdings, Inc. from and with the proceeds of Revolving Credit Loans made shortly after the date of the IPO, in an amount that, together with the amount of the Restructuring Dividend, does not exceed $200,000,000 (such dividend, the “IPO Borrowing Dividend”) provided that there shall be no less than $25,000,000 of availability under the Revolving Credit Facility and/or unrestricted cash on-hand of the Borrower and its Subsidiaries as of the date of such Restricted Payment (and for purposes of this clause (B), cash on-hand will not be deemed “restricted” solely by reason of any Lien thereon or on any deposit account in which it is maintained, or other restriction with respect thereto, which, in either case, is in favor of the Administrative Agent or any Lender), after giving effect to the making of such Restricted Payment and all Borrowings made and Letters of Credit issued (or deemed issued) under the Revolving Credit Facility on such date
     (c) The Credit Agreement is hereby amended by replacing Schedule 5.13 thereof with the Schedule 5.13 attached hereto to reflect the name change of CDI Janus Holdings, Inc. to CDI Janus Holdings LLC.
     Section 3. Representations and Warranties. The Borrower and the Parent each represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment constitutes a legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct in all material respects as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; and (d) no Default or Event of Default exists under the Loan Documents.
     Section 4. Effect on Credit Documents. Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.

     Section 5. Effectiveness. This Amendment shall become effective as of the date hereof and the Credit Agreement shall be amended as provided for herein when the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of each of the Loan Parties and by the Lenders whose consent is required to effect the amendments contemplated hereby.
     Section 6. Reaffirmation of Guaranty. By its signature hereto, Helix represents and warrants that it has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.
     Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     Section 8. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[signature pages follow]

EXECUTED as of the first date above written.

CDI VESSEL HOLDINGS LLC
By:	/s/ G. Kregg Lunsford
G. Kregg Lunsford
Vice President and Treasurer

CAL DIVE INTERNATIONAL, INC.
By:	/s/ G. Kregg Lunsford
G. Kregg Lunsford
Senior Vice President, Chief Financial Officer and Treasurer

HELIX ENERGY SOLUTIONS GROUP, INC.
By:	/s/ A. Wade Pursell
A. Wade Pursell
Senior Vice President
Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ David A. Johanson
David A. Johanson
Vice President
Signature Page to Amendment No. 1 to Credit Agreement

BANK OF AMERICA, N.A., as Lender, L/C Issuer and Swing Line Lender
By:	/s/ David A. Batson
David A. Batson
Senior Vice President
Signature Page to Amendment No. 1 to Credit Agreement

JPMORGAN CHASE BANK, N.A.
By:	/s/ Kenneth J. Fatur
Kenneth J. Fatur
Senior Vice President
Signature Page to Amendment No. 1 to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION
By:	/s/ Paul W. Cole
Paul W. Cole
Vice President
Signature Page to Amendment No. 1 to Credit Agreement

SCHEDULE 5.13
SUBSIDIARIES AND OTHER EQUITY INVESTMENTS
(a) Subsidiaries.
As of the date of the Credit Agreement: None.
As of the date of the Restructuring, the Parent will own:
1.	100% of the limited liability company interests of CDI Janus Holdings LLC (Delaware), which will hold 100% of the shares or limited liability company interests, as the case may be, in the following:
a.	Cal Dive HR Services LLC (Delaware)

b.	Cal Dive International Pte Limited (Singapore), which holds 100% of the shares of:
     Cal Dive International (Australia) Pty Limited (Australia)
c.	CDI Proteus LLC (Delaware)

d.	CDI Umbra LLC (Delaware)

e.	Marine Technology Solutions St. Lucia Limited-IBC (St. Lucia)
2.	100% of the shares of CDI Prometheus Holdings, Inc. (Delaware), which will hold 100% of the limited liability company interests of the Borrower.
(b) Other Equity Investments.
As of the date of the Credit Agreement: None
As of the date of the Restructuring, the Parent will own (indirectly through Marine Technology Solutions St. Lucia Limited-IBC (St. Lucia); 40% of the shares of Offshore Technology Solutions Limited (Trinidad and Tobago).
Schedule 5.13 to Amendment No. 1 to Credit Agreement